THE SENTINEL FUNDS

                          SUPPLEMENT DATED MAY 14, 2004

                       TO PROSPECTUS DATED MARCH 29, 2004


         The Sentinel Small Company Fund (the "Small Company Fund") will be closed to new investors as of the earlier of (i) the close of business on the date when the total net assets of the Small Company Fund reach $1.2 billion, or
(ii) the close of business on June 1, 2004. All share classes of the Small Company Fund will be closed to new investors. In addition, shareholders of the other Sentinel Funds will not be permitted to exchange shares of other Sentinel Funds for shares of the Small Company Fund. Management believes it is in the best interests of the Small Company Fund's shareholders to reduce the volume and pace of assets moving into the Small Company Fund.

         After the Small Company Fund closes to new investors generally, you may continue to purchase shares of the Small Company Fund if:

         1. You are an existing shareholder of the Small Company Fund at the time of the closing of the Fund.

         2. You make your investment within an omnibus account which existed at the time of the closing of the Fund.

         3. You are investing through a qualified defined contribution retirement plan (for example, 401(k) plans, 403(b) plans, or 457 plans). IRA transfers and rollovers from these plans may also be used to open new accounts.

         4. You are investing through a registered investment advisor or a wrap fee program at a broker-dealer which has, at the time of the closing of the Fund, established a clearing platform through which the investments in the Fund are made.

         5. You make your investment through a trust account held by American Guaranty & Trust Company.

         From the date hereof until the Small Company Fund is closed to new investors, the Funds continue to have the right to reject new investments for any reason. In particular, all proposed new investments in the Small Company Fund in excess of $1 million must be pre-cleared by Sentinel Financial Services Company before they will be accepted.


Risk/Return Bar Charts. On the Risk/Return Bar Charts on page 10 of the prospectus, the bar chart in the upper left should be labeled "Sentinel Flex Cap Opportunity", and the percentage returns applicable to the bars should be -17.7%, -35.0%, and 33.6% for 2001, 2002 and 2003, respectively.